UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

THE MACERICH COMPANY
(Exact name of registrant as specified in its charter)

Maryland	1-12504	95-4448705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code (310) 394-6000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 7, 2023, The Macerich Company (the “Company) released its financial results for the three and twelve months ended December 31, 2022 by posting to its website a financial supplement containing financial and operating information of the Company (“Earnings Results & Supplemental Information”) and such Earnings Results & Supplemental Information is furnished as Exhibit 99.1 hereto.

The Earnings Results & Supplemental Information included as an exhibit with this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 7.01    REGULATION FD DISCLOSURE.

The Earnings Results & Supplemental Information included as an exhibit with this report is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

(a), (b) and (c) Not applicable.

(d) Exhibit.

Exhibit Index attached hereto and incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NUMBER	NAME

99.1	Earnings Results & Supplemental Information for the Three and Twelve Months Ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: Scott W. Kingsmore

February 7, 2023	/s/ Scott W. Kingsmore
Date	Senior Executive Vice President,
Chief Financial Officer
and Treasurer
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